INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES [Abstract]
INCOME TAXES
8. INCOME TAXES

The tax benefit (expense) comprises:

	Years ended December 31,
	2014	2015	2016
Income (Loss) before income tax
PRC	$(2,748,982)	$22,416,826	$26,560,892
Other jurisdictions	(31,234,691)	(26,818,332)	(58,965,544)
Total	(33,983,673)	(4,401,506)	(32,404,652)
Current tax benefit (expense)
PRC	$-	$-	$(2,412,560)
Other jurisdictions	256,071	(218,556)	(251,202)
Subtotal	256,071	(218,556)	(2,663,762)
Deferred tax benefit (expense)
PRC	$(4,595,374)	$97,189	$(611,029)
Other jurisdictions	4,689,183	(552,249)	981,192
Subtotal	93,809	(455,060)	370,163
Total income tax benefit (expense)	$349,880	$(673,616)	$(2,293,599)

ReneSola is not subject to tax under the laws of British Virgin Islands.

ReneSola Zhejiang is a Foreign Invested Enterprise (“FIE”) incorporated in the PRC. The statutory income tax rate in the PRC is 25% starting from 2008.

ReneSola Zhejiang obtained the approval of High-New Technology Enterprise (“HNTE”) status in 2009 and renewed the HNTE status for another 3-year period twice from 2012 to 2017. ReneSola Jiangsu obtained the approval of HNTE status for the period from 2015 to 2017. Sichuan ReneSola obtained approval of HNTE status for the period from 2015 to 2017. Under the EIT Law, a HNTE is eligible for the 15% reduced EIT rate.

For PRC entities, the qualified research and development expenses incurred by them for development of new technology, new products and new techniques could have a 50% super deduction in addition to the actual expense deductions for PRC enterprise income tax purpose. A number of group entities are eligible for such R&D super deduction.

The Company also has overseas operations in the jurisdiction of the United States, Republic of Singapore, Federal Republic of Germany, Republic of Bulgaria, Commonwealth of Australia, Japan, Republic of India, Grand Duchy of Luxembourg, Republic of Romania, United Kingdom, Republic of South Africa, Republic of Croatia, Republic of Panama and Republic of Korea. The corporate income tax rates range from 10% to 40%.

 Sichuan Ruiyu, Sichuan Ruixin, Sichuan SiLiDe, Energy-Saving Technology, Zhejiang Academe, ReneSola Shanghai, Beijing Xuyuan, Zhejiang ReneSola PV Materials, ReneSola Kexu, ReneSola Bangsheng, ReneSola Fuyun and ReneSola Zhejiang Solar New Energy Academe are incorporated in the PRC. The corporate income tax rate is 25%.

There was no reversal or addition of unrecognized tax benefits during the year ended December 31, 2014, 2015 and 2016, respectively.

The Company classifies interest and penalties related to income tax matters in income tax expense. As of December 31, 2014, 2015 and 2016, there were no interests and penalties related to uncertain tax positions. The Company does not anticipate any significant increases or decreases to its liabilities for unrecognized tax benefits within the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of taxes exceeding RMB100,000 (approximately $15,060) is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Company’s PRC subsidiaries are therefore generally subject to examination by the PRC tax authorities from 2012 through 2016 on non-transfer pricing matters, and from 2007 through 2016 on transfer pricing matters.

The principal components of deferred income tax assets and liabilities are as follows:

	At December 31,
	2015	2016
Deferred tax assets:
Property, plant and equipment	$373,994	$998,093
Inventories provision	452,362	700,182
Tax losses	81,552,073	89,148,913
Contingent liabilities	843,219	264,806
Bad debts provision	1,603,589	1,793,593
Deferred subsidies	4,123,916	3,750,258
Impairment for long-lived assets	43,366,347	40,808,679
Warranty provision	8,925,955	8,435,581
Silicon income	262,383	-
Others	1,557,477	465,334
Total gross deferred tax assets	$143,061,315	$146,365,439
Valuation allowance on deferred tax assets	(126,550,971)	(130,567,941)
Net deferred tax assets	$16,510,344	$15,797,498
Analysis as
Current	$5,988,646	$-
Non-current	10,521,698	15,797,498
	$16,510,344	$15,797,498
Deferred tax liabilities:
Prepaid land use right	$283,980	$258,556
Total deferred tax liabilities	$283,980	$258,556
Analysis as:
Current	$-	$-
Non-current	283,980	258,556
	$283,980	$258,556

As of December 31, 2016, the PRC Companies had net operating loss carry forwards of $272,699,478, of which $123,322,586, $22,371,011, $60,072,505, $63,210,580 and $3,722,796 will expire in 2017, 2018, 2019, 2020 and 2021, respectively. ReneSola US had net operating loss carry forwards of $20,417,176, which will expire from 2032 to 2036. ReneSola Germany had net operating loss carry forwards of $18,067,167 which can be offset in future without any time restriction.

The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Company’s experience with tax attributes expiring unused and tax planning alternatives.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible for tax purposes. As a result, the Company has recognized a valuation allowance of $ $126,550,971 and $130,567,941 as at December 31, 2015 and 2016, respectively.

Reconciliation between the applicable statutory income tax rate and the Company’s effective tax rate for the years ended December 31, 2014, 2015 and 2016 is as follows:

	Years ended December 31,
	2014	2015	2016
PRC applicable income tax rate	25.0%	25.0%	25.0%
Effect of Tax holiday - HNTE	11.3%	-	1.1%
Effect of Tax holiday - non-taxable income	0.8%	-	-
Valuation allowance	(36.1)%	(142.3)%	(29.9)%
Expiration of tax loss	(14.0)%	-	(3.8)%
Effect of different tax rate of subsidiaries	13.5%	113.9%	(4.1)%
Effect of future tax rate change	-	20.9%	10.3%
Non-deductible expense	(7.3)%	(65.4)%	(5.6)%
R&D super deduction	8.4%	44.3%	3.7%
Land value-added tax	-	-	(3.7)%
Others	(0.6)%	(11.7)%	(0.1)%
Effective income tax rate	1.0%	(15.3)%	(7.1)%

The aggregate amount and per share effect of the Tax Holiday including effect of timing difference reversed in the year with different rate are as follows:

	Years ended December 31,
	2014	2015	2016
Aggregate	$4,081,529	$-	$93,403
Per share effect -basic	$0.02	$-	$-
Per share effect-diluted	$0.02	$-	$-

In accordance with the EIT Law, dividends, which arise from profits of FIEs earned after January 1, 2008, are subject to a 10% withholding income tax. Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting basis over tax basis in a domestic subsidiary. However, a deferred tax liability is not recognized if the basis difference is not expected to reverse in the foreseeable future and is expected to be permanent in duration. The Company believes that the PRC entities' undistributed earnings generated after January 1, 2008 will be permanently reinvested in the PRC entities. As such, no deferred taxes have been recorded on these undistributed earnings of the Company's PRC subsidiaries as these differences are not expected to reverse in the foreseeable future and are expected to be permanent in duration. The temporary difference for which no deferred tax liability has been recognized is $34.5 million and $52.1 million as of December 31, 2015 and 2016, respectively. The undistributed earnings accumulated in other overseas operating entities are immaterial.